Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Marblegate Capital Corporation (the “Company”) for the fiscal quarter ended March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew Milgram, Chief Executive Officer and Executive Director of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: May 15, 2025	By:	/s/ Andrew Milgram
Andrew Milgram
Chief Executive Officer and Executive Director
(Principal Executive Officer)